UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________

FORM 8-K

Current Report
 Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 15, 2010

JoS. A. Bank Clothiers, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23874	36-3189198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Hanover Pike Hampstead, Maryland	21074
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On July 15, 2010, the Company issued a press release in which it announced that the Company opened the first of five stores it plans to open in fiscal year 2010 as part of the test phase of its new factory store concept. In addition, the Company also announced that it launched a new website dedicated to the products offered under this new factory store concept. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

Exhibit
Number	Description

99.1	Press Release dated July 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc.
(Registrant)

By: /s/ R. Neal Black
R. Neal Black
President and Chief Executive
Officer and Director

Dated:	July 15, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated July 15, 2010

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